                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 31, 2005

                                CYBERONICS, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                               000-19806                              76-0236465
   (State or other jurisdiction of            (Commission File Number)            (IRS Employer Identification No.)
            incorporation)


                   100 CYBERONICS BLVD., HOUSTON, TEXAS 77058
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 281-228-7200


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Compensation of Executive Officers.

         Bonuses. On May 31, 2005, the Committee approved bonuses for the Company's executive officers for fiscal year 2005 determined according to a formula approved by the Committee at the outset of fiscal year 2005. The bonus formula included four factors, each weighted by a predetermined amount, as follows: (1) actual gross sales versus targeted gross sales, (2) actual earnings per share versus targeted earnings per share, (3) progress and development in the approval of the Company's VNS Therapy System in the treatment of depression, and (4) individual and department management objectives. The bonus formula for the Company's Chief Executive Officer included, in addition to the four factors recited above, actual cash versus targeted cash. On May 31, 2005, the Committee also approved a formula for calculation of bonuses for fiscal year 2006 for the Company's executive officers, exclusive of the Chief Executive Officer. The fiscal year 2006 bonus formula includes three factors, each weighted by a predetermined amount, as follows: (1) actual gross sales versus targeted gross sales, (2) actual earnings per share versus targeted earnings per share, and (3) individual and department management objectives.

         Overachievement Bonuses. In addition, on May 31, 2005, the Committee approved overachievement bonuses for the Company's executive officers for fiscal year 2005 determined according to a formula approved by the Committee at the outset of fiscal year 2005. The bonus formula included two factors, each weighted by a predetermined amount, as follows: (1) actual gross sales versus targeted gross sales, and (2) actual earnings per share versus targeted earnings per share. The bonus formula for the Company's Chief Executive Officer included, in addition to the two factors recited above, actual cash versus targeted cash. On May 31, 2005, the Committee also approved a formula for calculation of overachievement bonuses for fiscal year 2006 for the Company's executive officers, exclusive of the Chief Executive Officer. The fiscal year 2006 overachievement bonus formula includes factors, each weighted by a predetermined amount, as follows: (1) actual gross sales versus targeted gross sales, and (2) actual earnings per share versus targeted earnings per share.

         Restricted Stock Grants. On May 31, 2005, the Committee approved the grant of the number of shares of restricted stock to the executive officers of the Company as set forth in the table below. The shares of restricted stock were granted pursuant to the Cyberonics, Inc. 2005 Stock Plan and vest in 20% increments annually over the five-year period commencing on the effective date of the grant. The effective date of the grants is the date on which a Form S-8 relating to such grants is filed with the Securities and Exchange Commission, which occurred on June 1, 2005.

         Each of the above forms of compensation is provided for in the employment agreements between the individual executive officers and the Company. The following table sets forth the approved salary bases, the bonus amounts, the overachievement bonus amounts and the number of restricted shares approved by the Committee for each of the Company's executive officers:



                                                        FISCAL 2005
                                              ------------------------------
                                                            OVER-ACHIEVEMENT     RESTRICTED
                                                BONUS            BONUS             SHARES
NAME AND POSITION                                ($)              ($)               (#)
---------------------------------------       ----------    ----------------    -------------
Robert P. Cummins
     Chairman of the Board,
     President and Chief Executive
     Officer                                   384,335           45,506
Pamela B. Westbrook
     Vice President, Finance and
     Administration and Chief
     Financial Officer                         137,500           12,398             5,000


                                                        FISCAL 2005
                                              ------------------------------
                                                            OVER-ACHIEVEMENT     RESTRICTED
                                                BONUS            BONUS             SHARES
NAME AND POSITION                                ($)              ($)               (#)
---------------------------------------       ----------    ----------------    -------------
Michael A. Cheney
     Vice President of Marketing
     and Managing Director of the
     Depression Business Unit                  150,000           13,525              5,000

W. Steven Jennings
     Vice President, Sales                     125,000           11,270              5,000

Richard Rudolph
     Vice President, Clinical and
     Medical Affairs and Chief
     Medical Officer                           127,500           11,496             12,500

George Parker
     Vice President of Human Resources         105,000           9,467               5,000

Shawn P. Lunney
     Vice President, Marketing                 112,500           10,143             10,000

Alan D. Totah
     Vice President, Regulatory
     Affairs                                   103,400           9,918               5,000

Randal L. Simpson
     Vice President, Operations                105,000           9,467              10,000

David S. Wise
     Vice President, General Counsel
     and Secretary                             109,040           10,459             10,000


     Compensation of Non-Employee Directors.

         On June 1, 2005, the Company's Board of Directors approved compensation of non-employee directors for fiscal year 2006. The following table sets forth the new non-employee compensation amounts:



                                 FUNCTION                                 FISCAL 2006
         ----------------------------------------------------------      ---------------
         Annual retainer for each board member                              $ 25,000

         Annual retainer for each committee member                          $  4,000

         Annual retainer for each audit committee member (amount
              above the annual retainer for each committee member)          $  2,000

         Annual retainer for each committee chairman                        $  5,000

         Annual retainer for audit committee chairman (amount
              above the annual retainer for each committee
              chairman)                                                     $  5,000

         Board meeting fee for meetings attended in-person                  $  1,500

         Board meeting fee for meetings attended telephonically             $    500

         Committee meeting fee for meetings attended in-person              $  1,000

         Committee meeting fee for meetings attended
              telephonically                                                $    500

         Annual value of Blackberry device provided by the
              Company to each board member
                                                                            $  1,100

         In addition to the above fees, on June 1, 2005, the Board approved a grant of 5,000 shares of restricted stock with vesting to occur in 20% increments annually over the five-year period commencing on June 1, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CYBERONICS, INC.



                                     By:  /s/ David S. Wise
                                        ----------------------------------------
                                        Name:    David S. Wise
                                        Title:   Secretary
June 6, 2005